                                                                    EXHIBIT 10.1

[AT&T BUSINESS LOGO]                          AT&T MA REFERENCE NO. ____________

                          AT&T BUSINESS NETWORK (ABN)
                      SERVICE ORDER ATTACHMENT COVER PAGE

---------------------------------------------------------------------------------------------------------
CUSTOMER LEGAL NAME (                 AT&T CORP. ("AT&T")                  AT&T SALES CONTACT NAME
"CUSTOMER", "YOU" OR "YOUR")
---------------------------------------------------------------------------------------------------------
Security Associates International     AT&T Corp.                           Donald Otterness

---------------------------------------------------------------------------------------------------------
CUSTOMER ADDRESS                      AT&T ADDRESS                         AT&T SALES CONTACT ADDRESS
---------------------------------------------------------------------------------------------------------
2101 S. Arlington Heights Road        55 Corporate Drive                   1111 W. 22nd Street
Arlington Heights                     Bridgewater, New Jersey 08807        Suite 110
IL   USA                                                                   Oak Brook
60005                                                                      IL   USA
                                                                           60523
---------------------------------------------------------------------------------------------------------
CUSTOMER CONTACT                      AT&T CONTACT                         AT&T SALES CONTACT INFORMATION
---------------------------------------------------------------------------------------------------------
Name: Tracy Jones                     Master Agreement Support Team        Telephone: 630 571-6965
Title: VP of Operations               Email: mast@att.com                  Fax: 630-571-6853
Telephone: 847-956-8650               url:   http;//ma.kweb.att.com/       Email: dotterness@att.com
Fax:                                  Fax:   908-658-2562                  Branch Manager: Dale Stephenson
Email: tjones@sai-inc.com                                                  Sales Strata: Middle Sales
                                                                           Region:
---------------------------------------------------------------------------------------------------------
CUSTOMER BILLING ADDRESS              CUSTOMER ACCOUNT INFORMATION
---------------------------------------------------------------------------------------------------------
2101 S. Arlington Heights Road        Master Customer Number (MCN):
Arlington Heights                     DH7361
IL   USA
60005                                 Plan ID No.
---------------------------------------------------------------------------------------------------------

The AT&T ABN Service Order Attachment and the attached Addenda for the Services available under AT&T Business Network shall collectively constitute the Attachment ("Attachment"). If there is a conflict between an Addendum and the Attachment solely with respect to the Service being ordered under such Addendum, the Addendum shall control. Additionally this Attachment (including its Addenda, if any) is an Attachment to the Master Agreement between Customer and AT&T dated 09/07/2000 and is an integral part of that Agreement. In the event of conflict among the documents, the order of priority shall be the Attachment, then the Master Agreement and then the applicable Service Guide referenced in the Attachment.

Customer herby agrees to contract for the following Services. The Customer may choose, at their option, to order any or all of these Services in accordance with the terms and conditions provided herein, at any time during the term of the Attachment.

        AT&T Business Network Service
        AT&T Managed Internet Service
        AT&T Asynchronous Transfer Mode Service
        AT&T Frame Plus Service

--------------------------------------------------------------------------------
CUSTOMER'S SIGNATURE BELOW BY CUSTOMER'S AUTHORIZED REPRESENTATIVE ACKNOWLEDGES THAT CUSTOMER HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS OF THIS SERVICE ORDER ATTACHMENT AND IS CUSTOMER'S CONSENT TO THE TERMS AND CONDITIONS OF THIS ATTACHMENT.
--------------------------------------------------------------------------------

CUSTOMER: SECURITY ASSOCIATES                  AT&T CORP.
          INTERNATIONAL

By: _________________________                  By: _________________________
      (Authorized Signature)                         (Authorized Signature)

_____________________________                  _____________________________
(Typed or Printed Name)                        (Typed or Printed Name)

_____________________________                  _____________________________
(Title)                                        (Title)

_____________________________                  _____________________________
(Date)                                         (Date)



                                AT&T PROPRIETARY

                                                                    EXHIBIT 10.1


SECURITY ASSOC. INTERNATIONAL WK-36662V1

                                  ----------------------------------------------
                                                For AT&T Administrative Use Only

                                                 MASTER AGREEMENT NO. __________
                                                       ATTACHMENT NO. __________
                                  ORIGINAL ATTACHMENT EFFECTIVE DATE: __________
                                   AMENDED ATTACHMENT EFFECTIVE DATE: __________
                                  ----------------------------------------------

               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES

1. SERVICES PROVIDED
AT&T will provide the following Services to the Customer under this Attachment pursuant to AT&T Business Service Guide located at http://www.att.com/serviceguide/business (the "Service Guide") as amended from time to time. The Rates, Discounts and other provisions stated in this Attachment are in lieu of the comparable provision stated in the Service Guide.
-  AT&T Business Network (ABN) Service

2. ATTACHMENT TERM RENEWAL OPTIONS
The Effective Date of this Attachment (EDA) is upon signature by both parties. The term of this Attachment is 3 Years. The term, discounts and rates commence beginning with the first full billing cycle following installation. No renewal option is available under this Attachment.

3. MINIMUM COMMITMENTS/CHARGES
The Minimum Annual Revenue Commitments (MARC) for the AT&T Business Network
(ABN) Service provided under this Attachment is $,2400.000 for each year of the Attachment term.

The MARC will be satisfied by:

(1) the Customer's total gross monthly non-recurring, recurring and usage charges for ABN Service as defined in the Service Guide;

(2) the Customer's total gross monthly non-recurring, recurring and usage charges as specified in the addenda to this Attachment for ABN Service.

If, on any anniversary of the start of the Attachment Term, the Customer has failed to satisfy the MARC for the preceding 12 month period, the Customer will be billed a shortfall charge in an amount equal to 50% of the difference between the MARC and the total of the actual MARC-eligible charges incurred during the 12 month period.

4. ATTACHMENT PRICE
Regardless of any stabilization that may appear in this Attachment for the Services Provided, AT&T reserves the right to increase charges as a result of expenses incurred by AT&T relating to regulatory assessments stemming from an order, rule or regulation of the Federal Communications Commission or other regulatory authority or court having competent jurisdiction (including but not limited to Payphone, PICC and USF related expenses).

5. DISCOUNTS
All discounts are applied in the same manner as specified in the Service Guide, and no other discounts will apply.

-------------------------------------------------------
ABN SERVICE COMPONENT/CAPABILITY             DISCOUNT %
-------------------------------------------------------
Domestic Voice                                  59%
-------------------------------------------------------
International Voice                             50%
-------------------------------------------------------
Other Qualifying Service Category               33%
-------------------------------------------------------
Terrestrial 1.544 Mbps Local Channels           40%
-------------------------------------------------------
ACCUNET T1.5 Service Primary Rate               75%
Interface Office Functions
-------------------------------------------------------

MONTHLY GROWTH INCENTIVE (MGI) DISCOUNT - The Customer will receive the MGI Discount as specified in the applicable section of the Service Guide.

6. CLASSIFICATIONS, PRACTICES AND REGULATIONS

6.1 PROMOTIONS
The Customer is ineligible for any promotions, credits or waivers in the Service Guide, except that the Customer is eligible for the waivers specified in the Service Guide for ABN Service.

6.2 CREDITS
AT&T will apply a credit equal to:

6.2.1 4% of the MARC to the Voice portion of the Customer's bill in the 2nd, 18th, and 30th months following the start of the Attachment Term. If the Customer discontinues this Attachment for any reason during the first year of the Attachment Term, AT&T will bill the Customer an amount equal to credit received.

6.3 DISCONTINUANCE
The Customer may discontinue this Attachment under one of the following provisions without incurring any termination charges. However, the Customer shall remain liable for shortfall charges (if any) incurred prior to the effective date of the discontinuance, and any other charges and liabilities:

(1) In the event of a breach of any material term or condition of this Attachment or the underlying applicable sections of the Service Guide by AT&T where such failure continues unremedied for thirty (30) days after receipt of written notice by AT&T.


                                AT&T PROPRIETARY
                                  PAGE 1 OF 2

SECURITY ASSOC. INTERNATIONAL WK-36662V1

                                  ----------------------------------------------
                                                For AT&T Administrative Use Only

                                                 MASTER AGREEMENT NO. __________
                                                       ATTACHMENT NO. __________
                                  ORIGINAL ATTACHMENT EFFECTIVE DATE: __________
                                   AMENDED ATTACHMENT EFFECTIVE DATE: __________
                                  ----------------------------------------------

               AT&T SERVICE ORDER ATTACHMENT-VOICE/DATA SERVICES

(2) Prior to the end of the Attachment Term, provided the Customer: (1) is current in payment to AT&T for its existing telecommunication services; and (2) replaces this Attachment with other domestic and/or international telecommunications Services (excluding Wireless or Broadband Service) provided by AT&T having: (i) an equal or greater new Minimum Annual Revenue Commitment
(MARC), and (ii) a new term equal to or greater than the remaining term of this Attachment. If the Customer is terminating more than one Attachment per this provision, the new MARC must be equal to or greater than the sum of all the MARCs in the Attachments that are being discontinued. However, the Customer will be billed a Shortfall Charge equal to 50% of the difference between: (1) the prorated MARC for the year in which the Customer discontinues and (2) the total of the actual MARC-eligible charges incurred for that year. This Shortfall Charge will only be billed if the amount in (2) is less than the amount in (1).

If the Customer discontinues this Attachment for any reason other than as specified above, prior to the expiration of this Attachment Term, a Termination Charge will apply. The Termination Charge will be an amount equal to 50% of the unsatisfied MARC for the year in which the Customer discontinues this Attachment and 50% of the MARC for each year remaining in the Attachment Term. This Termination Charge is in addition to any Termination Charge for service components disconnected prior to the end of the minimum retention period, if applicable. However, the Customer shall remain liable for shortfall charges (if any) incurred prior to the effective date of discontinuance, and any other charges and liabilities.

6.4 AVAILABILITY
This Attachment is available only to Customers who:
(1) order this Attachment only once, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer;
(2) are current in payment to AT&T for its existing tariffed telecommunications services;
(3) and order service within 30 days after the effective date of this Attachment for initial installation of the Services Provided under this Attachment within 30 days after the date ordered.

7. RATES
-  The following rates are stabilized for the Attachment Term.

ABN DOMESTIC DIAL STATION OUTBOUND/INBOUND CALLING -- STANDARD

      Initial 30 Seconds       Each Add'l Second
     --- or Fraction ---      --- or Fraction ---
     -------------------      -------------------
          $0.0720                   $0.0024

ABN DOMESTIC DIAL STATION OUTBOUND/INBOUND CALLING -- PARTIALLY CONNECTED

      Initial 30 Seconds       Each Add'l Second
     --- or Fraction ---      --- or Fraction ---
     -------------------      -------------------
          $0.0450                   $0.0015

ABN DOMESTIC DIAL STATION OUTBOUND/INBOUND CALLING -- FULLY CONNECTED

      Initial 30 Seconds       Each Add'l Second
     --- or Fraction ---      --- or Fraction ---
     -------------------      -------------------
          $0.0360                   $0.0012


                                AT&T PROPRIETARY
                                  PAGE 2 OF 2